UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09174

Aegis Value Fund, Inc.
(Exact name of Registrant as specified in charter)

1100 N. Glebe Road, Suite 1040, Arlington, VA 22201
(Address of principal executive offices) (Zip code)

William S. Berno, 1100 N. Glebe Road., Suite 1040, Arlington, VA 22201
(Name and address of agent for service)

Registrant's telephone number, including area code:  (703) 528-7788

Date of fiscal year end: 08/31

Date of reporting period: 08/31/08

Item 1.  Reports to Stockholders

Annual Report
August 31, 2008

ANNUAL REPORT AUGUST 31, 2008

Shareholders’ Letter

October 14, 2008

To the shareholders of the Aegis Value Fund:

We are pleased to present the Aegis Value Fund’s annual report for the year ended August 31, 2008.

We take this opportunity to provide a brief overview of the objectives and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, above market returns while minimizing risk of capital loss. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to-cash flow ratios, segments of the market where academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

Since inception of the Aegis Value Fund on May 15, 1998, performance has been strong relative to benchmark indices. The Fund has posted a cumulative gain of 190.7 percent through September 30, 2008, compared to cumulative gains of 109.9 percent in our primary small-cap benchmark, the Russell 2000 Value Index. During this period, the Russell 2000 Index of small-cap stocks posted cumulative gains of 64.0 percent, and the S&P 500 posted cumulative gains of 24.7 percent.*

For the year ended August 31, 2008, the Aegis Value Fund posted a loss of 7.2 percent, versus a loss of 7.5 percent for the Russell 2000 Value Index. The Russell 2000 Index lost 5.5 percent, while the S&P 500 Index lost 11.1 percent.

The Fund’s slight outperformance of the Russell 2000 Value Index performance was favorably impacted by the Fund’s higher concentration of holdings of cash and treasury bills relative to the index and its lower concentration of highly levered financial stocks, which were poor performers over the period. Relative performance was offset by the negative impacts of the Fund’s significant allocations to deep-value stocks during the period. The deep-value, small-cap segments of the market exhibited declines significantly in excess of the Russell 2000 Value Index over this period, with the S&P 600 Pure Value Index declining 18.9 percent and the Russell Microcap Value Index declining 14.4 percent for one year period ended August 31, 2008. We strongly recommend you read our third quarter 2008 manager’s letter, which provides extensive investment commentary including observations regarding the market decline in the first half of October. For those of you who do not automatically receive our third

Shareholders’ Letter  – (continued)

quarter 2008 manager’s letter in the mail from your broker, it is available on our website at www.aegisvaluefund.com or by calling us at 800-528-3780. However, please be aware that the third quarter 2008 manager’s letter is not a part of the SEC mandated Annual Report contained in this booklet.

We look forward to serving as your investment partner in the coming year.

Aegis Financial Corporation

Scott L. Barbee, CFA
Managing Director, Portfolio Manager

*   Aegis Value Fund’s one-year, three-year, five-year, ten-year and since inception (5/15/1998) average annual returns for the period ending September 30, 2008 are (13.7)%, 2.0%, 5.4%, 12.6%, and 10.8% respectively. Returns include reinvestment of dividends and capital gains. Russell 2000 Value Index one-year, three-year, five-year, ten-year, and since inception (AVALX-5/15/1998) average annual returns for the period ending September 30, 2008 are (12.3)%, 2.0%, 9.5%, 10.1%, and 7.4%. All historical performance returns shown in this shareholders’ letter for the Aegis Value Fund Inc. are pre-tax returns. This report does not constitute an offer or solicitation of any transaction in any securities. The Aegis Value Fund is offered by prospectus only.

Investors are advised to consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Aegis Value Fund. For a prospectus and more complete information, including charges and expenses, please call 800-528-3780 or visit our website at www.aegisvaluefund.com, where an online prospectus is provided. The prospectus should be read carefully before investing.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end.

ANNUAL REPORT AUGUST 31, 2008

Disclosure of Fund Expenses
August 31, 2008
(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested and held for the entire semi-annual period, March 1, 2008 – August 31, 2008.

Actual expenses

The table below provides information about actual account values and actual expenses.

Fund	Beginning Account Value 3/1/2008	Ending Account Value 8/31/2008	Annualized Expense Ratio	Expenses Paid During Period 3/1/08 – 8/31/08
Aegis Value Fund
Actual	$1,000.00	$1,066.60	1.43%	$7.43
Hypothetical	1,000.00	1,017.81	1.43%	7.25

(1)	The actual ending account value is based on the actual total return of the Fund for the period March 1, 2008 to August 31, 2008 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period March 1, 2008 to August 31, 2008 was 6.66%.
(2)	Expenses are equal to the Fund’s annualized expense ratio (1.43%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 3/1/2008 and 8/31/2008).

Please see performance data disclosure on page 2.

You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table above also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund is a pure no-load fund and does not charge any sales charges (loads), distribution or service fees, or redemption fees.

Key statistics

Average Annual Total Returns (As of August 31, 2008)

	AVALX	Rus. 2000 Val.
Trailing 10 Year	14.5%	11.3%
Trailing 5 Year	7.7%	10.3%
Trailing 3 Year	4.2%	3.6%
Trailing 1 Year	(7.2)%	(7.5)%

See performance data disclosure on page 2.

Returns on both Aegis Value Fund and Russell 2000 Value Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of August 31, 2007 gross expenses for the Fund were 1.39%.

ANNUAL REPORT AUGUST 31, 2008

Industry Breakdown

		% of the Fund's Net Assets
Common Stock		97.2%
Aerospace/Defense	3.3%
Airlines	0.8%
Auto Components	4.6%
Automobiles	0.5%
Capital Markets	1.2%
Chemicals	4.7%
Commercial Banks	0.0%
Commercial Services & Supplies	0.8%
Consumer Finance	1.6%
Containers & Packaging	0.3%
Distributors	4.1%
Diversified Financial Services	3.8%
Diversified Telecommunication	0.1%
Electronic Equipment & Instruments	0.0%
Energy Equipment & Services	1.0%
Food Products	0.3%
Hotels, Restaurants & Leisure	1.9%
Household Durables	9.2%
Insurance	11.8%
IT Services	0.1%
Leisure Equipment & Products	1.6%
Machinery	8.1%
Marine	1.2%
Media	1.1%
Metals & Mining	5.6%
Multiline Retail	2.6%
Oil, Gas & Consumable Fuels	11.3%
Paper & Forest Products	0.3%
Real Estate Investment Trusts	5.8%
Road & Rail	0.5%
Semiconductors & Semiconductor Equipment	3.5%
Specialty Retail	0.6%
Textiles, Apparel & Luxury Goods	3.8%
Thrifts & Mortgage Finance	1.0%
Trading Companies & Distributors	0.1%
Investment Companies*		2.6%
Other Assets and Liabilities		0.2%
Total Net Assets		100.0%

*	Please refer to page 11 for further details.

Schedule of Portfolio Investments
August 31, 2008

	Shares	Market Value
Common Stock – 97.2%
Consumer Discretionary – 30.0%
Auto Components – 4.6%
Cooper Tire & Rubber Co.	195,000	$1,864,200
Dana Holding Corp.(1)	301,284	1,910,141
Superior Industries International, Inc.	327,293	5,750,538
		9,524,879
Automobiles – 0.5%
Coachmen Industries, Inc.(1)	606,496	1,097,758
Distributors – 4.1%
Audiovox Corp. Class A(1)	590,097	5,759,347
Handleman Co.(1)(2)	1,381,500	2,666,295
		8,425,642
Hotels, Restaurants & Leisure – 1.9%
Bowl America, Inc. Class A	9,481	127,994
J. Alexander's Corp.	120,010	733,261
Lodgian, Inc.(1)	158,300	1,339,218
Luby's, Inc.(1)	230,603	1,711,074
		3,911,547
Household Durables – 9.2%
Bassett Furniture Industries, Inc.(2)	943,818	9,702,449
Beazer Homes USA, Inc.	153,766	1,070,211
M/I Homes, Inc.	192,500	3,447,675
Meritage Homes Corp.(1)	191,069	4,474,836
		18,695,171
Leisure Equipment & Products – 1.6%
Head NV	1,776,700	3,295,998
Media – 1.1%
Fisher Communications, Inc.	66,137	2,299,583
Young Broadcasting, Inc. Class A(1)	455,422	50,096
		2,349,679

See Notes to the Financial Statements.

ANNUAL REPORT AUGUST 31, 2008

Schedule of Portfolio Investments - (continued)
August 31, 2008

	Shares	Market Value
Common Stock – Continued
Consumer Discretionary – Continued
Multiline Retail – 2.6%
Dillard's, Inc. Class A	228,000	$2,911,560
Duckwall-ALCO Stores, Inc.(1)	178,070	2,359,428
		5,270,988
Specialty Retail – 0.6%
Books-A-Million, Inc.	150,291	1,014,464
Pep Boys – Manny, Moe & Jack	21,200	186,560
		1,201,024
Textiles, Apparel & Luxury Goods – 3.8%
Delta Apparel, Inc.(1)(2)	430,846	2,994,380
Tandy Brands Accessories, Inc.	312,787	1,782,886
Unifi, Inc.(1)	756,900	3,020,031
		7,797,297
Total Consumer Discretionary		61,569,983
Consumer Staples – 0.3%
Food Products – 0.3%
John B. Sanfilippo & Son, Inc.(1)	66,411	633,561
Energy – 12.3%
Energy Equipment & Services – 1.0%
Leader Energy Services Ltd.(1)	526,300	54,523
Patterson-UTI Energy, Inc.	70,000	1,989,400
		2,043,923
Oil, Gas & Consumable Fuels – 11.3%
Brigham Exploration Co.(1)	425,000	5,767,250
Callon Petroleum Co.(1)	460,231	9,144,790
Meridian Resource Corp.(1)	2,314,800	6,273,108
Tesoro Corp.	114,200	2,118,410
		23,303,558
Total Energy		25,347,481

See Notes to the Financial Statements.

Schedule of Portfolio Investments - (continued)
August 31, 2008

	Shares	Market Value
Common Stock – Continued
Financials – 25.2%
Capital Markets – 1.2%
BKF Capital Group, Inc.	331,200	$380,880
FBR Capital Markets Corp.(1)	425,056	2,061,522
		2,442,402
Commercial Banks – 0.0%
Citizens Bancshares Corp.	3,024	24,933
Consumer Finance – 1.6%
Advanta Corp. Class B	432,500	3,299,975
Diversified Financial Services – 3.8%
California First National Bancorp.	381,475	4,390,777
Marlin Business Services Corp.(1)	147,532	1,127,144
Medallion Financial Corp.	218,392	2,266,909
		7,784,830
Insurance – 11.8%
LandAmerica Financial Group, Inc.	75,256	1,289,888
Old Republic International Corp.	378,600	4,138,098
PMA Capital Corp. Class A	880,820	8,358,982
Quanta Capital Holdings Ltd.	2,092,236	5,690,882
Specialty Underwriters' Alliance, Inc.(1)(2)	913,462	4,795,676
		24,273,526
Real Estate Investment Trusts – 5.8%
Brandywine Realty Trust	81,608	1,419,979
BRT Realty Trust	347,034	3,664,679
Friedman, Billings, Ramsey Group, Inc. Class A	3,203,340	5,862,112
HRPT Properties Trust	120,000	909,600
Vestin Realty Mortgage I, Inc.	26,809	69,167
		11,925,537
Thrifts & Mortgage Finance – 1.0%
B of I Holding, Inc.(1)	308,148	1,938,251
First Federal of Northern Michigan Bancorp, Inc.	35,640	174,636
		2,112,887
Total Financials		51,864,090

See Notes to the Financial Statements.

ANNUAL REPORT AUGUST 31, 2008

Schedule of Portfolio Investments - (continued)
August 31, 2008

	Shares	Market Value
Common Stock – Continued
Industrials – 14.8%
Aerospace/Defense – 3.3%
Allied Defense Group, Inc.(1)(2)	802,115	$5,735,122
Sypris Solutions, Inc.	438,711	987,100
		6,722,222
Airlines – 0.8%
MAIR Holdings, Inc.(1)(2)(3)	1,360,922	1,592,279
Commercial Services & Supplies – 0.8%
Spherion Corp.(1)	332,396	1,721,811
Machinery – 8.1%
Hardinge, Inc.	252,921	4,082,145
Tecumseh Products Co., Class A(1)	97,450	2,571,706
Tecumseh Products Co., Class B(1)(2)	395,621	10,013,167
		16,667,018
Marine – 1.2%
International Shipholding Corp.(1)	126,869	2,569,097
Road & Rail – 0.5%
Covenant Transport, Inc. Class A(1)	223,121	979,501
Trading Companies & Distributors – 0.1%
Huttig Building Products, Inc.(1)	90,033	195,372
Total Industrials		30,447,300
Information Technology – 3.6%
Electronic Equipment & Instruments – 0.0%
Sielox, Inc.(1)	191,783	30,685
IT Services – 0.1%
Technology Solutions Co.(1)	38,129	153,660
Semiconductors & Semiconductor Equipment – 3.5%
ChipMOS TECHNOLOGIES (Bermuda) LTD.(1)	662,600	1,510,728
Credence Systems Corp.(1)	1,030,000	1,163,900
Spansion, Inc. Class A(1)	2,061,500	4,638,375
		7,313,003

See Notes to the Financial Statements.

Schedule of Portfolio Investments - (continued)
August 31, 2008

	Shares	Market Value
Total Information Technology		7,497,348
Common Stock – Continued
Materials – 10.9%
Chemicals – 4.7%
American Pacific Corp.(1)(2)	558,890	$9,624,086
Containers & Packaging – 0.3%
Mod-Pac Corp.(1)(2)	159,725	658,067
Metals & Mining – 5.6%
Amerigo Resources Ltd.	1,219,500	1,711,297
Horsehead Holding Corp.(1)	1,168,384	9,720,954
Yamana Gold, Inc.	3,289	35,587
		11,467,838
Paper & Forest Products – 0.3%
Canfor Corp.(1)	70,100	716,977
Total Materials		22,466,968
Telecommunication Services – 0.1%
Diversified Telecommunication – 0.1%
IDT Corp.(1)	10,000	15,500
IDT Corp. Class B(1)	86,000	133,300
Integrated Telecom Express, Inc.(1)(3)	308,300	3,083
		151,883
Total Common Stock (Cost $233,398,050)		199,978,614

See Notes to the Financial Statements.

ANNUAL REPORT AUGUST 31, 2008

Schedule of Portfolio Investments - (continued)
August 31, 2008

	Shares	Market Value
Investment Companies – 2.6%
Canfor Pulp Income Fund	77,349	$719,729
Federated Prime Obligations Fund, 2.53%(4)	4,625,433	4,625,433
Total Investment Companies (Cost $4,936,815)		5,345,162
Total Investments – 99.8% (Cost $238,334,865)		205,323,776
Other Assets and Liabilities – 0.2%		415,302
Net Assets – 100.0%		$205,739,078

(1)	Non-income producing securities.
(2)	Affiliated Company – The fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.
(3)	Company is in liquidation and security is being fair valued according to policies and procedures approved by the Aegis Value Fund board of directors.
(4)	Represents 7-day effective yield as of August 31, 2008.

See Notes to the Financial Statements.

Statement of Assets and Liabilities
August 31, 2008

Assets
Investments in unaffiliated companies/securities at market value (cost $182,859,232)	$157,542,255
Investments in affiliated companies*/securities at market value (cost $55,475,633)	47,781,521
Total investments in securities at market value (cost $238,334,865)	205,323,776
Receivable for fund shares sold	4,915
Receivable for investment securities sold	604,775
Interest and dividends receivable	360,071
Prepaid assets	40,062
Total assets	206,333,599
Liabilities
Payable for investment securities purchased	182,085
Payable for fund shares redeemed	89,640
Payable to Investment Advisor	209,762
Other payables	113,034
Total liabilities	594,521
Net assets	$205,739,078
Net assets consist of:
Paid-in capital	$234,600,735
Undistributed net investment income	5,090,022
Accumulated net realized loss	(940,590)
Net unrealized depreciation	(33,011,089)
Net assets	$205,739,078
Capital shares
Authorized (Par value $0.001 per share)	100,000,000
Outstanding	16,466,815
Net asset value per share	$12.49

*	Please refer to Note 6 for additional details.

See Notes to the Financial Statements.

ANNUAL REPORT AUGUST 31, 2008

Statement of Operations
For the Year Ended August 31, 2008

Investment Income
Dividends from unaffiliated companies*	$6,242,165
Dividends from affiliated companies	1,756,356
Interest income	576,011
Total investment income	8,574,532
Expenses
Investment advisory fees	2,910,635
Fund servicing fees	273,109
Transfer agent & custody fees	60,208
Legal fees	54,456
Printing and postage fees	47,400
Registration fees	42,908
Directors & chief compliance officer fees	36,732
Insurance fees	22,484
Audit fees	21,500
Miscellaneous fees	7,916
Net expenses	3,477,348
Net investment income	5,097,184
Realized and unrealized gain/(loss) on investments
Net realized gain on investments - unaffiliated companies	6,624,012
Net realized loss on investments - affiliated companies	(3,717,881)
Change in unrealized depreciation of investments - unaffiliated companies	(33,586,382)
Change in unrealized depreciation of investments - affiliated companies	847,847
Net realized and unrealized loss on investments	(29,832,404)
Net decrease in net assets resulting from operations	$(24,735,220)

*	Net of foreign tax withholding of $31,682.

See Notes to the Financial Statements.

Statements of Changes in Net Assets
For the Years Ended August 31st

	2008	2007
Increase/(decrease) in net assets from operations
Net investment income	$5,097,184	$3,307,986
Net realized gain from investments	2,906,131	25,609,834
Change in unrealized appreciation/(depreciation)	(32,738,535)	20,971,388
Net increase/(decrease) in net assets resulting from operations	(24,735,220)	49,889,208
Distributions
Net investment income	(2,390,647)	(2,700,146)
Net realized capital gains	(16,834,300)	(104,913,848)
Total distributions to shareholders	(19,224,947)	(107,613,994)
Capital share transactions*
Subscriptions	20,220,648	78,894,823
Distributions reinvested	18,417,352	100,860,238
Redemptions	(141,220,659)	(163,582,559)
Total capital share transactions	(102,582,659)	16,172,502
Net decrease in net assets	(146,542,826)	(41,552,284)
Net assets at beginning of year	352,281,904	393,834,188
Net assets at end of year	$205,739,078	$352,281,904
Undistributed net investment income at end of year	$5,090,022	$2,356,265
*Share information
Subscriptions	1,531,013	5,044,683
Distributions reinvested	1,468,688	7,148,139
Redemptions	(10,770,992)	(10,182,813)
Net increase/(decrease) in shares	(7,771,291)	2,010,009

See Notes to the Financial Statements.

ANNUAL REPORT AUGUST 31, 2008

Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each year presented:

	For the Years Ended August 31st
	2008	2007	2006	2005	2004
Per share data:
Net asset value – beginning of year	$14.53	$17.72	$18.37	$17.56	$15.44
Income from investment operations:
Net investment income/(loss)	0.33	0.16	0.19	0.08	(0.06)
Net realized and unrealized gains/(losses) on investments	(1.37)	2.09	1.02	1.60	2.59
Total from investment operations	(1.04)	2.25	1.21	1.68	2.53
Less distributions to shareholders from:
Net investment income	(0.12)	(0.14)	(0.19)	0.00	(0.01)
Net realized capital gains	(0.88)	(5.30)	(1.67)	(0.87)	(0.40)
Total distributions	(1.00)	(5.44)	(1.86)	(0.87)	(0.41)
Net asset value – end of year	$12.49	$14.53	$17.72	$18.37	$17.56
Total investment return	(7.17)%	13.61%	7.27%	9.70%	16.60%
Ratios (to average net assets)/supplemental data:
Expenses after reimbursement/recapture and fees paid indirectly(1)	1.43%	1.38%	1.41%	1.41%	1.50%
Expenses before reimbursement/recapture and fees paid directly	1.43%	1.38%	1.42%	1.41%	1.51%
Net investment income/(loss)	2.10%	0.83%	0.83%	0.39%	(0.34)%
Portfolio turnover	35%	56%	18%	29%	27%
Net assets at end of year (000's)	$205,739	$352,282	$393,834	$675,897	$702,237

(1)	Ratio after expense reimbursements/recapture, before fees paid indirectly, is 1.43% in 2008, 1.38% in 2007, 1.42% in 2006, 1.42% in 2005, and 1.50% in 2004.

See Notes to the Financial Statements.

Notes to Financial Statements
August 31, 2008

1. The Organization

Aegis Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified open-end management company. The Fund was incorporated October 22, 1997 in the State of Maryland and commenced operations May 15, 1998. The Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow. Refer to a current Prospectus for additional information about the Fund.

2. Summary of Significant Accounting Policies

Security valuation.  Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations the Advisor does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Directors. The valuation assigned to fair valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Federal income and excise taxes.  The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders.  Distributions to Fund shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, if any, will be distributed to shareholders at least annually. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense, and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

ANNUAL REPORT AUGUST 31, 2008

Notes to Financial Statements - (continued)
August 31, 2008

2. Summary of Significant Accounting Policies  – (continued)

Use of estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Other.  The Fund records security transactions based on the trade date. Gains and losses on security transactions are determined on a specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with Aegis Financial Corporation, (the “Advisor”) that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.50% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2008. Either party may terminate the Agreement anytime upon sixty (60) days written notice to the other party. During the year ended August 31, 2008, there were no Advisor reimbursements.

As part of the expense limitation agreement, the Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 1.50% and the repayment is made within three years after the year in which the Advisor incurred the expense. There are no allowable recapturable amounts as of August 31, 2008.

Notes to Financial Statements - (continued)
August 31, 2008

3. Advisory Fees and Other Transactions with Affiliates  – (continued)

Certain officers and directors of the Fund are also officers and directors of the Advisor. The Fund pays each director not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting and $500 for each attended committee meeting.

4. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) were $82,153,417 and $145,908,746, respectively, for the year ended August 31, 2008.

5. Distributions to Shareholders and Tax Components of Net Assets

At August 31, 2008, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$238,342,869
Gross unrealized appreciation	$30,433,376
Gross unrealized depreciation	(63,452,469)
Net unrealized depreciation	$(33,019,093)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax character of distributions paid during the tax years ended August 31, 2008 and 2007 were as follows:

	2008	2007
Distribution paid from:
Ordinary income	$10,558,373	$20,610,105
Long-term capital gains	8,666,574	87,003,889
Total distributions	$19,224,947	$107,613,994

At August 31, 2008, the fund had net realized capital losses from transactions between November 1, 2007 and August 31, 2008 of $3,217,689 which for tax purposes are deferred and will be recognized in fiscal year 2009.

ANNUAL REPORT AUGUST 31, 2008

Notes to Financial Statements - (continued)
August 31, 2008

5. Distributions to Shareholders and Tax Components of Net Assets  – (continued)

For the tax year ended August 31, 2008, the components of net assets on a tax basis were as follows:

Undistributed ordinary income	$7,375,125
Undistributed long-term gains	0
Tax accumulated earnings	7,375,125
Accumulated capital and other losses	(3,217,689)
Unrealized depreciation on investments	(33,019,093)
Total accumulated earnings	$(28,861,657)

Primarily as a result of a combined analysis of the Passive Foreign Investment Companies (“PFIC”), Real Estate Investment Trusts (“REIT”) and equalization debits for tax purposes, on August 31, 2008, accumulated net realized gain was decreased by $1,406,317, undistributed net investment income was increased by $27,220, and additional paid-in capital was increased by $1,379,097. This reclassification had no effect on the net assets of the Fund.

Effective February 29, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

Notes to Financial Statements - (continued)
August 31, 2008

6. Investments in Affiliated Companies

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Fund at year-end are noted in the Fund’s schedule of portfolio investments. Transactions during the year with companies which are or were affiliates are as follows:

	Value Beginning of Year	Purchases	Sales Proceeds	Dividends Credited to Income	Value End of Year
Allied Defense Group, Inc.	$1,658,930	$2,611,158	$—	$—	$5,735,122
American Pacific Corp.	10,352,693	—	1,778,189	—	9,624,086
Audiovox Corp.*	11,026,767	105,522	5,652,281	—	5,759,347
Bassett Furniture Industries, Inc.	7,230,179	3,275,361	—	1,501,970	9,702,449
California First National Bancorp.*	7,736,295	—	2,464,804	246,556	4,390,777
Comstock Homebuilding Companies, Inc.*	2,845,778	—	160,411	—	—
Delta Apparel, Inc.	5,852,341	532,775	102,209	—	2,994,380
Dominion Homes, Inc.*	1,667,704	—	846,148	—	—
Handleman Co.	5,001,030	—	—	—	2,666,295
MAIR Holdings, Inc.	7,640,918	774,930	—	—	1,592,279
Mod-Pac Corp.	1,570,097	—	—	—	658,067
National R.V. Holdings, Inc.*	575,996	—	16,285	—	—
Peak International Ltd.*	2,177,060	—	1,705,033	—	—
PMA Capital Corp.*	23,120,185	—	12,986,673	—	8,358,982
Quipp, Inc.*	352,350	—	423,603	7,830	—
Specialty Underwriters' Alliance, Inc.	5,967,806	441,488	—	—	4,795,676
Tecumseh Products Co., Class A**	17,696,446	—	23,749,604	—	2,571,706
Tecumseh Products Co., Class B	6,173,928	—	483,455	—	10,013,167
Total	$118,646,503	$7,741,234	$50,368,695	$1,756,356	$68,862,333

*	No longer affiliated as of August 31, 2008.
**	Class A shares no longer reflect affiliated status as of August 31, 2008. Holdings in Class B shares represent more than 5% of the outstanding shares of that class, and more than 5% of the voting control of the company, therefore Tecumseh Products remains an affiliated company of Aegis Value Fund.

ANNUAL REPORT AUGUST 31, 2008

Notes to Financial Statements - (continued)
August 31, 2008

7. Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Aegis Value Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Aegis Value Fund, Inc., including the schedule of portfolio investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aegis Value Fund, Inc. as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
October 20, 2008

ANNUAL REPORT AUGUST 31, 2008

Directors and Officers
(Unaudited)

Name, Age, and Address	Position	Business Experience and Directorship During the Past 5 Years
William S. Berno* (54) 1100 North Glebe Road Suite 1040 Arlington, Virginia 22201	President, Director	President and Managing Director of Aegis Financial Corporation since 1994; President and Trustee of the Aegis Funds since 2003; President and Director of the Fund since 1997.
Scott L. Barbee* (37) 1100 North Glebe Road Suite 1040 Arlington, Virginia 22201	Treasurer, Director	Treasurer and Managing Director of Aegis Financial Corporation since 1997; Secretary of Aegis Financial Corporation since 2007; Treasurer and Trustee of the Aegis Funds since 2003; Treasurer and Director of the Fund since 1997; Secretary of each Fund since 2006.
David A. Giannini (55) 30 Rockefeller Plaza Suite 4250 New York, NY 10112	Director	Institutional equity sales and research with Scarsdale Equities since 2006; Institutional equity sales and research with Sanders Morris Harris, 1997-2006; Trustee of the Aegis Funds since 2006; Director of the Fund since 2006.
Eskander Matta (38) Wells Fargo & Co. 550 California Street 2nd Floor San Francisco, California 94111	Director	Senior VP of Enterprise Internet Services, Wells Fargo & Co. since 2002; Director of Strategic Consulting with Cordiant Communications, 2001-2002; Trustee of the Aegis Funds since 2003; Director of the Fund since 1997.
V. Scott Soler (39) Quantum Energy Partners 777 Walker Street Suite 2530 Houston, Texas 77002	Director	Managing Director of Quantum Energy Partners since 2006; Research Analyst and Managing Director of Morgan Stanley 1996-2006; Trustee of the Aegis Funds since 2007; Director of the Fund since 2007.

*	Indicates persons who are affiliated with Aegis Financial Corporation, the Fund's investment advisor, and are therefore considered to be “interested persons” under the Investment Company Act of 1940, Section (2)(a).

The Fund’s Statement of Additional Information includes additional information about Fund directors and is available, without charge, by calling the Fund’s toll-fee phone number, (800) 528-3780.

Other Information
(Unaudited)

Shareholder Tax Information:

For the year ended August 31, 2008, 49.13% of dividends paid from net investment income including short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Fund.

For the year ended August 31, 2008, 90.34% of dividends paid from net investment income, including short-term capital gains from the Fund is designated as qualified dividend income.

The Fund hereby designates approximately $8,666,574 as capital gain dividends, or, if subsequently determined to be different, the net capital gain of such year, for the purpose of the dividends paid deduction. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Fund Holdings:

The complete schedules of Fund holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of Fund holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s
Form N-Q are available without charge, upon request, by contacting the Fund at 1-800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Code of Ethics:

The Fund has adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available without charge, by calling the Fund at 800-528-3780.

Proxy Voting:

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, by calling the Fund at 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30, 2008 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the Commission’s website at http://www.sec.gov.

c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53201-2175
Phone: (800) 528-3780
www.aegisvaluefund.com

Board of Directors
Scott L. Barbee
William S. Berno
David A. Giannini
Eskander Matta
V. Scott Soler

Officers
William S. Berno, President
Scott L. Barbee, Treasurer/Secretary
Sarah Q. Zhang, Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
1100 North Glebe Road, Suite 1040
Arlington, Virginia 22201

Custodian
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

Independent Auditors
Briggs, Bunting & Dougherty, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

Counsel
Seward & Kissel, LLP
1200 G Street, N.W., Suite 350
Washington, D.C. 20005

Item 2.  Code of Ethics

(a)The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of the code is attached.

(b)There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(c)The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrants principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3.   Audit Committee Financial Expert

(a)(1) The Registrant’s board of directors has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2)Not applicable.

(a)(3) The Registrant’s board of directors has determined that an audit committee financial expert is unnecessary at this time. The Registrants Audit Committee has determined that it will retain the services of an independent expert when and if such need arises.

Item 4.  Principal Accountant Fees and Services

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $20,000 in 2008 and $19,000 in 2007.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant financial statements and are not reported under paragraph (a) of this Item are NONE.

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,000 in 2008 and $2,000 in 2007.

Tax Fees represent tax compliance services and tax consultation provided in connection with the preparation of the Registrants federal income tax and excise tax returns and compliance with IRS regulations.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are NONE in 2008 and NONE in 2007.

(e)(1) Disclose the audit committee pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Audit Committee Pre-Approval Policy. The Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Registrant by the independent registered public accounting firm. The Audit Committee’s policies and procedures also require pre-approval of all audit and non-audit services provided to the Registrant’s investment adviser and any entity affiliated with the adviser to the extent that these services are directly related to the operations or financial reporting of the Registrant.

All services described in this Item 4 performed during 2007 and 2008 were pre-approved by the Audit Committee.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) 100%

(f) The percentage of hours expended on the principal accountant s engagement to audit the registrant s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant s full-time, permanent employees was NONE.

(g) The aggregate non-audit fees billed by the registrant s accountant for services rendered to the registrant, and rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was NONE in 2008 and NONE in 2007.

(h) The registrant s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant s independence.

Item 5.  Audit Committee of Listed Registrants

  Not applicable.

Item 6.  Schedule of Investments

                      The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

    Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated
Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11 - Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the last fiscal half-year (the registrant second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) (Exhibits (a) and (b)).

(a)(3) Any written solicitation to purchase securities under Rule 23c--1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing (Exhibits (c) and (d)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aegis Value Fund, Inc.

By: /s/ William S. Berno
William S. Berno, President

Date: November 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William S. Berno
William S. Berno, President

Date: November 6, 2008

By: /s/ Scott L. Barbee
Scott L. Barbee, Treasurer

Date: November 6, 2008